UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 21, 2005
                                                     --------------

                Cytec Employees' Savings and Profit Sharing Plan
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             (Exact name of registrant as specified in its charter)


         Delaware                       1-12372                   22-3268660
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

        Five Garret Mountain Plaza
        West Paterson, NJ                                        07424
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        (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (973) 357-3100
                                                           ---------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a.-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01 Changes in Registrant's Certifying Accountant.

     (a)  Previous independent registered public accounting firm

     On April 21, 2005, the Audit Committee of the Board of Directors of Cytec Industries Inc. (the "Company") elected to retain a new independent registered public accounting firm for the audit of the financial statements of the Cytec Employees' Savings and Profit Sharing Plan (the "Plan") as of and for the year ended December 31, 2004. The reports prepared by Grant Thornton LLP ("Grant Thornton") on the Plan's financial statements for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the years ended December 31, 2003 and 2002 and through April 21, 2005, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused them to make reference thereto in their reports on the financial statements of the Plan for such years. During the years ended December 31, 2003 and 2002 and through April 21, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company, on behalf of the Plan, had requested that Grant Thornton furnish it with a letter addressed to the United States Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of Grant Thornton's letter, dated April 21, 2005, is attached to this Report on Form 8-K as Exhibit 16.1.

     (b)  New independent registered public accounting firm

     On April 21, 2005, the Company, on behalf of the Plan, engaged Amper, Politziner & Mattia ("Amper Politziner") as its independent registered public accounting firm to audit the Plan's financial statements. During the years ended December 31, 2003 and 2002 and through April 5, 2005, neither the Company nor the Plan consulted with Amper Politziner regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.
     Exhibit 16.1 Letter from Grant Thornton LLP, dated April 21, 2005 and addressed to the Commission, regarding the change in the Plan's certifying accountant.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        Cytec Employees' Savings
                                                        ------------------------
                                                        and Profit Sharing Plan
                                                        -----------------------
                                                        (Registrant)

Date: April 22, 2005                                    /s/ Joseph E. Marosits
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                                                        Joseph E. Marosits
                                                        Plan Administrator

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                                  Exhibit Index

Exhibit Number           Description
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    16.1                 Letter from Grant Thornton LLP dated April 21, 2005 and
                         addressed to the Commission, regarding the change in the Plan's certifying accountant.